SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
June 30, 2004

GREENWICH CAPITAL ACCEPTANCE, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of June 1, 2004, providing for the issuance of Thornburg Mortgage Securities Trust 2004-2, Mortgage Loan Pass-Through Certificates, Series 2004-2)

Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-111379-01	06-1199884

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

600 Steamboat Road Greenwich, CT		06830

(Address of Principal		(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code: (203) 625-2700

No Change

(Former Name or Former Address, if Changed Since Last Report)

                  Item 5. Other Events.

                  McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-111379-01) in connection with various transactions. Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

                  Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

5.1	Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1	Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1	Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.

	By:	/s/ Shakti Radhakishun

Name: Shakti Radhakishun
Title: Vice President
Dated: June 30, 2004

EXHIBIT INDEX

Exhibit No.	Description	Page No.
5.1	Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1	Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1	Consent of McKee Nelson LLP (included in Exhibit 5.1).